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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  JANUARY 29, 1997
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                          THE SHERWIN-WILLIAMS COMPANY
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             (Exact name of registrant as specified in its charter)


      OHIO                  1-4851                        34-0526850
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(State or other       (Commission File        (IRS Employer Identification No.)
jurisdiction of            Number)
incorporation)


                101 PROSPECT AVENUE, N.W., CLEVELAND, OHIO 44115
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               (Address of principal executive offices) (zip code)


Registrant's telephone number, including area code:  (216) 566-2000
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                                       N/A
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          (Former name or former address, if changed since last report)



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Item 5: OTHER EVENTS.
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        On January 29, 1997, The Sherwin-Williams Company ("Sherwin-Williams")
announced a two-for-one Common Stock split to be effected in the form of a stock dividend to be distributed on or about March 28, 1997 to shareholders of record on March 3, 1997. Sherwin-Williams also announced on January 29, 1997 an increase in its quarterly dividend from $0.175 per share to $0.20 per share on its Common Stock, payable March 17, 1997 to shareholders of record on March 3, 1997. This pre-split quarterly dividend is equivalent to $0.10 on a post-split basis. A press release issued by Sherwin-Williams on January 29, 1997 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        On January 30, 1997, Sherwin-Williams announced its operating results for the quarter and year ended December 31, 1996. A press release issued by Sherwin-Williams on January 30, 1997 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.


Item 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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(c)     Exhibits

        99.1 Press Release of Sherwin-Williams dated January 29, 1997 announcing the stock split and the increase in the quarterly dividend.

        99.2 Press Release of Sherwin-Williams dated January 30, 1997 announcing its operating results for the quarter and year ended December 31, 1996.


                                   SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE SHERWIN-WILLIAMS COMPANY



January 30, 1997                          By:  /S/ L.E. STELLATO
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                                          L.E. Stellato
                                          Vice President, General Counsel and
                                          Secretary



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                                  EXHIBIT INDEX
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   EXHIBIT NO.                         EXHIBIT DESCRIPTION
   -----------                         -------------------


        99.1 Press Release of Sherwin-Williams dated January 29, 1997 announcing the stock split and the increase in the quarterly dividend.

        99.2 Press Release of Sherwin-Williams dated January 30, 1997 announcing its operating results for the quarter and year ended December 31, 1996.


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